UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — May 28, 2019

GREAT AJAX CORP.

(Exact name of registrant as specified in its charter)

Maryland	001 36844	47 1271842
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer of Incorporation Identification No.)

9400 SW Beaverton—Hillsdale Hwy Suite 131 Beaverton, OR 97005	97005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 505 5670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	AJX	New York Stock Exchange
7.25% Convertible Senior Notes due 2024	AJXA	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

2019 Annual Meeting of Stockholders

On May 28, 2019, Great Ajax Corp. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). There were 16,174,367 shares of common stock of the Company represented in person or by proxy at the Annual Meeting, constituting approximately 85.28% of the outstanding shares of common stock on April 8, 2019, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: Re-election of seven (7) Directors to serve until the 2020 annual meeting of stockholders.

Name	FOR	WITHHELD
Lawrence Mendelsohn	9,722,059	982,041
Russell Schaub	10,178,350	525,750
Steven L. Begleiter	9,878,083	826,017
John C. Condas	9,394,919	1,309,181
Paul Friedman	9,395,853	1,308,247
Jonathan Bradford Handley, Jr.	10,614,952	89,148
J. Kirk Ogren, Jr.	8,516,478	2,187,622

In addition, there were 5,470,267 broker non-votes associated with the re-election of the directors. All director nominees were duly re-elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2: The ratification of the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2019.

FOR	AGAINST	ABSTAIN
16,122,057	46,213	6,097

At the Annual Meeting, stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal 3: The approval, on an advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN
10,268,249	120,335	315,516

In addition, there were 5,470,267 broker non-votes associated with the approval of the compensation of the Company’s named executive officers.

Proposal 4: The approval, on an advisory basis, of the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
7,595,714	68,480	2,721,699	318,207

At the Annual Meeting, stockholders voted, on an advisory basis, to hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT AJAX CORP.

By:	/s/ Lawrence Mendelsohn
Name: Lawrence Mendelsohn
Title: Chief Executive Officer

Date: May 29, 2019